UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 3, 2006
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


     001-09293                                              73-1016728
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(Commission File Number)                       (IRS Employer Identification No.)


          One Pre-Paid Way
              Ada, OK                                          74820
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
-------------------------------------------------------

     On January 3, 2006, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months and year ended December 31, 2005. A copy of the release is included as an exhibit to this report.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

     The following exhibits are included with this report:

Exhibit No.                             Description
-----------                             -----------
       99.1         Company Press Release dated January 3, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By: /s/ Randy Harp
                              -------------------------------------------------
                              Randy Harp, Chief Operating Officer

Date:  January 4, 2006

For Immediate Release                              Company    Steve Williamson
Tuesday, January 3, 2006                           Contact:      (580) 436-1234

                 PRE-PAID ANNOUNCES 2005 4th QUARTER & YEAR-END
                        MEMBERSHIP AND RECRUITING RESULTS

                     2005 Sales Associates Recruited Up 125%
          2005 New Memberships Written Up 12%; Active Memberships Up 6%

     ADA, OK, January 3, 2006 - Pre-Paid Legal Services, Inc. (NYSE: PPD), reported new memberships produced and new sales associates enrolled for the fourth quarter and for the year ended December 31, 2005. During the 4th quarter of 2005, new sales associates enrolled increased 25% to 52,168 from the 41,829 enrolled in the 4th quarter of 2004 and new memberships produced remained relatively constant at 157,194 during the 2005 quarter compared to 156,896 for the 2004 quarter.

     For the year 2005, new sales associates enrolled increased 125% to 242,223 compared to 107,552 enrolled during 2004 while new memberships produced increased 12% to 700,727 from 624,525. Our active memberships increased 6% during 2005 from 1,451,700 to 1,542,789. From the 3rd quarter of 2005 to the 4th quarter of 2005, our active memberships decreased by 5,018 memberships.

-----------------------------------------------------------------------------------------------------------------------------------
|                                                                       Three Months Ended             |         Year Ended        |
|New Memberships:                                             12/31/2005     9/30/2005     12/31/2004  |  12/31/2005    12/31/2004 |
|----------------                                             ----------     ---------     ----------  |  ----------    ---------- |
|New legal service membership sales.......................       147,764       171,281        149,759  |     666,595       599,929 |
|New "stand-alone" IDT membership sales...................         9,430         8,583          7,137  |      34,132        24,596 |
|                                                             ----------     ---------     ----------  |  ----------    ---------- |
|         Total new membership sales......................       157,194       179,864        156,896  |     700,727       624,525 |
|                                                             ----------     ---------     ----------  |  ----------    ---------- |
|New "add-on" IDT membership sales........................       102,052       118,556         85,918  |     441,108       335,792 |
|Average Annual Membership fee............................       $325.34       $335.67        $306.48  |     $322.04       $303.36 |
|                                                                                                      |                           |
|Active Memberships:                                                                                   |                           |
|-------------------                                                                                   |                           |
|Active legal service memberships at end of period........     1,490,847     1,502,022      1,424,707  |   1,490,847     1,424,707 |
|Active "stand-alone" IDT memberships at end of period                                                 |                           |
|    (see note below).....................................        51,942        45,785         26,993  |      51,942        26,993 |
|                                                             ----------     ---------     ----------  |  ----------    ---------- |
|         Total active memberships at end of period.......     1,542,789     1,547,807      1,451,700  |  1,542,789     1,451,700  |
|                                                             ----------     ---------     ----------  |  ----------    ---------- |
|Active "add-on" IDT memberships at end of period                                                      |                           |
|    (see note below).....................................       461,094       439,962        283,889  |     461,094       283,889 |
|                                                                                                      |                           |
|New Sales Associates:                                                                                 |                           |
|---------------------                                                                                 |                           |
|New sales associates recruited...........................        52,168        67,321         41,829  |     242,223       107,552 |
|Average enrollment fee paid by new sales associates......        $49.90        $50.12        $105.97  |      $56.61       $110.07 |
|                                                                                                      |                           |
|Average Membership fee in force:                                                                      |                           |
|--------------------------------                                                                      |                           |
|Average Annual Membership fee............................       $286.60       $285.18        $274.02  |     $286.60       $274.02 |
|Note - reflects 6,931 net transfers from "add-on" status to "stand-alone" status during the quarter   |                           |
-----------------------------------------------------------------------------------------------------------------------------------

     Our total active membership premium in force increased approximately 11% during 2005 and represents the 13th consecutive year of increasing our membership base and membership fees. The membership persistency rate (defined as the number of memberships in force at the end of a 12 month period as a percentage of the total of memberships in force at the beginning of such period, plus new memberships sold during such period) was 71.6% for 2005.

     We anticipate announcing our 2005 fourth quarter and yearly earnings on February 20, 2006 after the market closes and hosting a conference call to discuss such earnings on February 22, 2006.

     About Pre-Paid Legal Services, Inc.
     Pre-Paid Legal Services, Inc. develops, underwrites and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, letter writing, document preparation and review, will preparation, traffic violation defense, automobile-related criminal charges defense and a general trial defense. We also market an identity theft protection plan. More information can be located at our homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our principal executive officer, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase significantly our employee group membership sales, that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales and that we may have material weaknesses in our internal control environment. Please refer to pages 38 and 39 of our 2004 Form 10-K and pages 8 and 9 of our September 30, 2005 Form 10-Q for a more complete description of these risks. We undertake no duty to update any of the forward-looking statements in this release.

                                       ###